Exhibit 10.1
Execution Version
THIRD AMENDMENT TO THE
NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

This Third Amendment to the Note Purchase and Private Shelf Agreement (this “Amendment”), is made and entered into as of December 11, 2025, by and among Kinsale Capital Group, Inc., a Delaware corporation (the “Company”), PGIM, Inc. (“Prudential”) and the other holders of Notes (as defined in the Note Agreement defined below) that are signatories hereto (together with their successors and assigns, the “Noteholders”).
W I T N E S S E T H:
WHEREAS, the Company, Prudential and the Noteholders are parties to a certain Note Purchase and Private Shelf Agreement, dated as of July 22, 2022 (as amended by (i) that certain First Amendment to the Note Purchase and Private Shelf Agreement, dated as of September 18, 2023, and (ii) that certain Second Amendment to the Note Purchase and Private Shelf Agreement, dated as of October 22, 2024, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Note Agreement”; capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Note Agreement), pursuant to which the Noteholders have purchased Notes from the Company; and
WHEREAS, the Company has requested that Prudential and the Noteholders (who constitute the Required Holders of the Notes of each Series) amend a certain provision of the Note Agreement, and subject to the terms and conditions hereof, Prudential and the Noteholders are willing to do so.
NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Company and the Noteholders hereto as follows:
1.Amendment. Paragraph 6H(vi) of the Note Agreement is hereby amended and restated in its entirety to read as follows: “the Company and its Subsidiaries may make any other Restricted Payment so long as, at the time of the declaration of such Restricted Payment, no Event of Default has occurred and is continuing or would arise after giving effect, on a pro forma basis, to such Restricted Payment if such Restricted Payment were to be made at such time of declaration”.

2.Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the holders of the Notes hereunder, it is understood and agreed that this Amendment shall not become effective, and the Company shall have no rights under this Amendment, until:
(i) Prudential and the Noteholders shall have received reimbursement or payment of its costs and expenses incurred in connection with this Amendment or the Note Agreement (including reasonable and documented fees, charges and disbursements of King & Spalding LLP counsel to the Noteholders),

(ii) Prudential and the Noteholders have received executed counterparts to this Amendment from the Company, Prudential and the Noteholders, and
(iii) Prudential and the Noteholders have received a duly executed copy of the amendment to the Credit Agreement, in form and substance reasonably satisfactory to the Noteholders.
3.Representations and Warranties of the Company. To induce Prudential and the Noteholders to enter into this Amendment, the Company hereby represents and warrants to Prudential and the Noteholders as follows:
(a)    The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.
(b)     The transactions contemplated herein are within the Company’s organizational powers and have been duly authorized by all necessary organizational and, if required, stockholder action.
(c)    This Amendment has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(d)    This Amendment (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, and except for such consents, approvals, registrations, filings and other actions the failure to obtain or make could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (b) will not violate (i) any applicable law or regulation, except, in the case of this clause (i), for such violations which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, (ii) the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries or (iii) any order of any Governmental Authority, except, in the case of this clause (iii), for such violations which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, (c) will not violate or result in a default under any indenture, agreement or other instrument binding the Company or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Company or any of its Subsidiaries, except for such violations and defaults which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of the Company or any of its Material Subsidiaries.

    (e)    After giving effect to this Amendment, the representations and warranties of the Company contained in the Note Agreement and the other Note Documents are true in all material respects (except to the extent such representations and warranties expressly relate to an earlier date, then such representations and warranties were true in all material respects as of such date), and no Default or Event of Default has occurred and is continuing as of the date hereof.
4.Ratification of the Note Agreement and the Notes. The Company acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Note Agreement, as amended hereby, and the Notes.
5.Effect of Amendment. Except as set forth expressly herein, all terms of the Note Agreement, as amended hereby, and the other Note Documents, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Company to all holders of the Notes. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the holders of the Notes under the Note Agreement, nor constitute a waiver of any provision of the Note Agreement. From and after the date hereof, all references to the Note Agreement shall mean the Note Agreement as modified by this Amendment. This Amendment shall constitute a Note Document for all purposes of the Note Agreement.
6.Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.
7.No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Note Agreement or an accord and satisfaction in regard thereto.
8.Costs and Expenses. In accordance with paragraph 11B of the Note Agreement, the Company agrees to pay on demand all reasonable and documented (in summary form) out-of-pocket costs and expenses of the Noteholders in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable and documented (in summary form) fees and out-of-pocket expenses of outside counsel for the Noteholders with respect thereto.
9.Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic transmission (including delivery of an executed counterpart in .pdf format) shall be as effective as delivery of a manually executed counterpart hereof. Each party agrees that the electronic signatures, whether digital or encrypted, of the parties included in this Amendment are intended to authenticate this writing and to have the same force and effect as manual signatures.  Electronic signature and, when used elsewhere in this Amendment, “electronic transmission,” means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures.
10.Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, any other holders of Notes from time to time and their respective successors, successors-in-titles, and assigns.
11.Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.
[Signature pages follow.]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COMPANY:

KINSALE CAPITAL GROUP, INC.

By: /s/ Bryan P. Petrucelli
Name: Bryan P. Petrucelli
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Third Amendment to Note Purchase and Private Shelf Agreement]

NOTEHOLDERS:

PGIM, INC.

By: /s/ Mark Viglotti
Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: PGIM, Inc., as investment manager

By: /s/ Mark Viglotti
Vice President

AARGAUISCHE PENSIONSKASSE

By: PGIM Private Placement Investors, L.P. (as Investment Advisor)

By: PGIM Private Placement Investors, Inc. (as its General Partner)

By: /s/ Mark Viglotti
Vice President

PHYSICIANS MUTUAL INSURANCE COMPANY

By: PGIM Private Placement Investors, L.P. (as Investment Advisor)

By: PGIM Private Placement Investors, Inc. (as its General Partner)

By: /s/ Mark Viglotti
Vice President

[Signature Page to Third Amendment to Note Purchase and Private Shelf Agreement]